UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, TX	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 934-1825

__________________________________________________________________
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

As previously disclosed, a purported class action lawsuit was filed in the Superior Court of California County of San Diego (the “Court”) by Daniele Riganello, an alleged stockholder of Somaxon Pharmaceuticals, Inc. (“Somaxon”) (Riganello v. Somaxon, et al., No. 37-201200087821-CU-SLCTL).  A second purported class action was also filed in the Court by another alleged stockholder of Somaxon (Wasserstrom vs. Somaxon, et al., No. 37-2012-00029214-CU-SL-CTL). Both plaintiffs filed amended complaints on January 18, 2013.  The lawsuits have since been consolidated into a single action captioned In re Somaxon Pharmaceuticals, Inc. Shareholder Litigation (Lead Case No. 37-201200087821-CU-SLCTL). The operative complaint names as defendants Somaxon,  Pernix Therapeutics Holdings, Inc. (“Pernix”), our wholly-owned subsidiary Pernix Acquisition Corp. I, as well as each of the members of Somaxon’s board of directors (the “Individual Defendants”). It alleges, among other things, that (i) the Individual Defendants have breached fiduciary duties they assertedly owed to Somaxon’s stockholders in connection with the proposed transaction described in the Agreement and Plan of Merger by and among Pernix, Pernix Acquisition Corp. I and Somaxon, dated as of December 10, 2012 (the “Merger Agreement”); (ii) Somaxon and Pernix have aided and abetted the purported breaches of fiduciary duty; (iii) the merger consideration is unfair and inadequate; and (iv) the disclosures regarding the proposed transaction in the Registration Statement on Form S-4, initially filed with the Securities and Exchange Commission on January 7, 2013 (as may be amended, the “Proxy Statement/Prospectus”), were inadequate.

On January 24, 2013, solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Pernix and the other named defendants in such litigation signed a memorandum of understanding (the “MOU”) to settle such litigation. Subject to the completion of certain confirmatory discovery by counsel to the plaintiffs, as well as court approval and further definitive documentation in a stipulation of settlement, the MOU resolves the claims brought in the such litigation and provides a release and settlement by the purported class of Somaxon’s stockholders of all claims against the defendants and their affiliates and agents in connection with the Merger Agreement and transactions and disclosures related thereto. The asserted claims will not be released until such stipulation of settlement is approved by the court.  There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve such settlement even if the parties were to enter into such stipulation.  Additionally, as part of the MOU, Pernix and Somaxon have agreed to make certain additional disclosures related to the proposed transaction in the Proxy Statement/Prospectus expected to be mailed to Somaxon’s stockholders on or about February 8, 2013.  Finally, in connection with the proposed settlement, plaintiffs in such litigation intend to seek an award of attorneys’ fees and expenses in an amount to be approved or determined by the court. This payment will not affect the amount of merger consideration to be paid in the merger or the timing of the special meeting of Somaxon’s stockholders.

Nothing in this Current Report on Form 8-K, the MOU or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein or added to the Proxy Statement/Prospectus pursuant to the MOU.

Pernix undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K. You should carefully review the disclosures set forth in other reports or documents we file from time to time with the Securities and Exchange Commission.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Pernix and Somaxon that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to: (1) the failure of Somaxon stockholders to approve the merger; (ii) the challenges and costs of closing, integrating, restructuring and achieving anticipated cost savings and synergies; (iii) the ability to retain key employees; and (iv) other economic, business, competitive and/or regulatory factors affecting the businesses of Pernix and Somaxon generally. These and other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and elsewhere in Pernix’s Annual Report on Form 10-K for the year ended December 31, 2011 and Pernix’s subsequent 10-Q and 8-K filings, each as filed with the Securities and Exchange Commission, could have a material an adverse impact on Pernix’s business and the price of Pernix’s common stock. Pernix is under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

Additional Information and Where to Find It

Pernix has filed with the SEC a Registration Statement on Form S-4 in connection with the transaction and Somaxon plans to file with the SEC and mail to its stockholders a Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Pernix, Somaxon, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Pernix and Somaxon through the web site maintained by the SEC at www.sec.gov and by contacting Pernix Investor Relations at (800) 793-2145 ext. 3002 or Somaxon Investor Relations at (858) 876-6500. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on Pernix’s website at www.pernixtx.com and Somaxon’s website at www.somaxon.com.

Participants in the Acquisition of Somaxon

Pernix and Somaxon and their respective directors, executive officers, members of management and employees may be deemed, under the rules of the Securities and Exchange Commission, to be “participants in the solicitation” of proxies from the stockholders of Somaxon in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement/Prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available.  Information regarding Pernix’s directors and executive officers and their beneficial ownership of Pernix common stock as of April 23, 2012 is available in its proxy statement filed with the Securities and Exchange Commission by Pernix on April 27, 2012, and information regarding Somaxon’s directors and executive officers and their beneficial ownership of Somaxon common stock as of April 23, 2012 is available in its proxy statement filed with the Securities and Exchange Commission by Somaxon on April 27, 2012.  You can obtain free copies of these documents using the contact information above.

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SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Dated: February 1, 2013	By:	/s/ Cooper C. Collins
Name: Cooper C. Collins
Title: Chief Executive Officer

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